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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2002

                                   ----------

                          SAN JUAN BASIN ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)

           Texas                        1-8032                 75-6279898
      (State or other           (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

TexasBank, Trust Department
  2525 Ridgmar Boulevard                                         76116
    Fort Worth, Texas                                          (Zip code)
  (Address of principal
   executive offices)

       Registrant's telephone number, including area code: (866) 809-4553

                         BANK ONE N.A., TRUST DEPARTMENT
                                  P.O. BOX 2604
                             FORT WORTH, TEXAS 76113
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On September 30, 2002, the San Juan Basin Royalty Trust (the "Trust"), issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that at a special meeting of Unit Holders the Unit Holders appointed TexasBank as the successor trustee of the Trust. TexasBank assumed its position as trustee of the Trust immediately following the adjournment of the special meeting at which time the resignation of the prior trustee, Bank One, N.A., took effect.

     In addition, at the special meeting the Unit Holders approved three separate groups of amendments to the San Juan Basin Royalty Trust Indenture dated November 1, 1980 (the "Indenture"), the governing document of the Trust. On September 30, 2002, these amendments were approved in writing by the trustee of the Trust, as required by the Indenture. A copy of the Amended and Restated Indenture is attached hereto as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    99.1  Press release, dated September 30, 2002.

    99.2  Amended and Restated Royalty Trust Indenture, dated September 30,
          2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TEXASBANK, AS TRUSTEE FOR THE
                                       SAN JUAN BASIN ROYALTY TRUST
                                       (Registrant)

                                       By: /s/ WILLIAM CRANZ
                                           -------------------------
                                           William Cranz
                                           Executive Vice President

Date: September 30, 2002

               (The Trust has no directors or executive officers.)


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

 99.1          Press Release, dated September 30, 2002.

 99.2          Amended and Restated Royalty Trust Indenture, dated September 30,
               2002.